================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT March 10, 2004
                        (Date of Earliest Event Reported)



                               VERINT SYSTEMS INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-15502

        Delaware                                              11-3200514
-----------------------                                    -----------------
(State of Incorporation)                                   (I.R.S. Employer
                                                           Identification No.)



 330 South Service Road, Melville, New York                       11747
-------------------------------------------                     --------
             (Address of principal                              Zip Code
               executive offices)

       Registrant's telephone number, including area code: (631) 962-9600


================================================================================

Item 7.       Financial Statements and Exhibits.

(c) Exhibits.

     Exhibit No.  Description
     -----------  -----------

     99.1         Press Release of Verint Systems Inc., dated March 10, 2004.



Item 12.      Results of Operations and Financial Condition.

                  On March 10, 2004, Verint Systems Inc. issued an earnings release announcing its financial results for Fiscal Year 2003 and the quarter ended January 31, 2004. A copy of the earnings release is attached hereto as
Exhibit 99.1 and is incorporated by reference herein.

                  The information in this Current Report on Form 8-K, including the exhibits attached hereto, is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VERINT SYSTEMS INC.



                                  By:   /s/Igal Nissim
                                        ---------------------------------
                                        Name:     Igal Nissim
                                        Title:    Chief Financial Officer



Dated:  March 10, 2004

                                  EXHIBIT INDEX



Exhibit No.                             Description
------------               -------------------------------------------

         99.1              Text of Press Release dated March 10, 2004




                                       4